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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 19, 1999


                       BOBBY ALLISON WIRELESS CORPORATION
          ------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     FLORIDA
          ------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


000-22251                                                     65-0674664
----------------------                                  ------------------------
(COMMISSION                                                 (I.R.S. EMPLOYER
FILE NUMBER)                                               IDENTIFICATION NO.)


2055 LAKE AVENUE, S.E., SUITE A, LARGO, FL                       33771
---------------------------------------------           ------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (727) 584-7902
--------------------------------------------------------------------------------


                                       N/A
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






                                                              Page 1 of 14 Pages
                                                     Index to Exhibits on Page 3



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ITEM 5.  OTHER EVENTS

         As previously reported in the Registrant's Form 10-QSB for each of the quarters ended June 30, 1999 and September 30, 1999, the Registrant has been negotiating for a $1 million line of credit to fund its planned expansion to be in addition to the $500,000 line of credit and $350,000 term loan from SouthTrust Bank.

         On November 19, 1999, the Registrant consummated a revolving note loan from Colonial Bank in the amount of $1 million (the "Loan"). The Loan bears interest at Colonial Bank's "Base Rate" as determined from time to time (currently 8.5%) and matures on January 3, 2001 unless further extended by mutual consent. The Loan has been unconditionally guaranteed by certain shareholders of the Registrant including James S. Holbrook, Jr., an independent director of the Company and a material shareholder of the Company, Sterne, Agee & Leach Group, Inc., a corporation of which Mr. Holbrook is the President and Chief Executive Officer and also a material shareholder of the Company, and a trust for the benefit of Mr. Holbrook's independent adult children of which The Trust Company of Sterne, Agee & Leach, Inc., a subsidiary of Sterne, Agee & Leach Group, Inc., is a co-trustee ("Guarantors"). As consideration for the guaranties made by the Guarantors, the Registrant granted the Guarantors, in the aggregate, the right to purchase, for a period of four (4) years, up to 45,000 shares of the Registrant's common stock at an exercise price of $10.00 per share. Furthermore, in the event that the Guarantors are required to make payment against the guaranties, then such Guarantors each have an option, separate and apart from the warrants, to acquire shares of the Registrant's common stock equal to the payment made on the guaranty at a price of $10.00 per share. In the event that the Loan is repaid by the Registrant or the Guarantors are otherwise released from the guaranties, then such option shall expire but the warrants shall continue to exist until fully exercised or their expiration at the end of four (4) years.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (1)      FINANCIAL STATEMENTS

                  Not Applicable

         (2)      EXHIBITS

                  4.2      Form of Warrant issued to Guarantors

                  4.3      Form of Option Agreement issued to Guarantors

                  10.30 Promissory Note of Bobby Allison Wireless Corporation to Colonial Bank dated November 19, 1999



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOBBY ALLISON WIRELESS CORPORATION
                                      ----------------------------------
                                      (Registrant)

Dated: November 30, 1999              /s/ ROBERT L. McGINNIS
                                      -----------------------------------------
                                      Robert L. McGinnis, Chairman of the Board
                                      and Chief Executive Officer














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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NUMBER           DESCRIPTION                             SEQUENTIAL PAGE
--------------           -----------                             ---------------

4.2                      Form of Warrant                                 4

4.3                      Form of Option Agreement                        9

10.30                    Promissory Note of Bobby Allison               14
                         Wireless Corporation to Colonial Bank
                         dated November 19, 1999


































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